UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 9, 2022

Townsquare Media, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36558			27-1996555
(State or other jurisdiction of incorporation or organization)	(Commission file number)			(I.R.S. Employer Identification No.)

	One Manhattanville Road,		Suite 202
	Purchase,	New York	10577
(Address of Principal Executive Offices, including Zip Code)

(203) 861-0900
(Registrant's telephone number, including area code)

Not applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐ Soliciting material pursuant to Rule 14a - 12 under the Exchange Act (17 CFR 240.14a-12)
    ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
    ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	TSQ	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                    Emerging growth company   ☐

If an emerging growth company indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01 - Other Events

Subsequent to the filing of the Townsquare Media, Inc. (the “Company”) Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (“Form 10-K”), the Company identified a control deficiency that management has determined to be a material weakness in its internal control over financial reporting as of December 31, 2021. This reassessment and conclusion was reached following an internal review by BDO USA LLP (“BDO”), the independent registered public accounting firm of the Company, of its 2021 audit of the Company’s consolidated financial statements as reported on Form 10-K. Specifically, the Company’s management has determined that the Company did not, as of December 31, 2021, maintain adequate documentation of its testing of the functionality of a software package. Thus, the controls over the completeness and accuracy of information prepared by the Company that is used specific to a log produced by one of the Company’s automation systems were not operating effectively. As a result, Management’s Report on Internal Control Over Financial Reporting included in Item 9A of the Company’s Form 10-K and BDO’s opinion relating to the effectiveness of the Company’s internal control over financial reporting as of December 31, 2021 included in the Form 10-K should no longer be relied upon. Additionally, the statements within the Evaluation of Disclosure Controls and Procedures included in Item 4 of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2022 (the “Form 10-Q”) are no longer effective due to the material weakness described above.

Notwithstanding this material weakness, the Company’s principal executive officer and principal financial officer have concluded that no material misstatements exist in the consolidated financial statements included in the Form 10-K or the Form 10-Q. Upon completion of additional procedures performed by the Company and BDO, the Company expects to file the necessary amendments to its previously filed Form 10-K and Form 10-Q, which the Company currently anticipates will occur during August 2022. Notwithstanding the identified material weakness referred to above, management, including our principal executive officer and principal financial officer, believes that the consolidated financial statements contained in the Form 10-K and the Form 10-Q fairly present, in all material respects, the financial condition, results of operations and cash flows of the Company for all periods presented in accordance with generally accepted accounting principles in the United States.

The Company has begun updating its implementation of internal controls to remediate the aforementioned control deficiency. During the Company’s third and fourth quarter of 2022, the Company will evaluate its updated internal controls implementation to determine whether the controls have operated effectively to remediate the control deficiency that led to the material weakness in the Company’s internal control over financial reporting as of December 31, 2021 and June 30, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 09, 2022	TOWNSQUARE MEDIA, INC.

	By:	/s/ Stuart Rosenstein
	Name:	Stuart Rosenstein
	Title:	Executive Vice President and Chief Financial Officer

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